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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                      February 25, 1998
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

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COLLECTIONS:                                                                                    For Month of:
                                                                                                January 1998
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Principal Collections: Total Pool                                                               $417,219,626.43

Interest Collections
         Regular Pool                                                                             $4,765,333.58
         Concentration Pool                                                                         $319,495.81
              ==============================                                                    ===============
              Interest Collections: Total Pool                                                    $5,084,829.39

Investment Proceeds
         Regular Pool                                                                               $110,020.37
         Concentration Pool                                                                           $3,202.82
              ==============================                                                    ===============
               Total Investment Proceeds:  Total Pool                                               $113,223.19

Series 1996-1: Yield Supplement Deposit Amount                                                            $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                               Calculated as of
              month using recalculated prior month ending balances.)                            December 31, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               65.55%
              Series 1996-1                                                                                0.00%
              Series 1996-2                                                                               34.45%
         Concentration Pool
              Series 1995-1                                                                              100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               54.83%
              Series 1996-1                                                                                8.23%
              Series 1996-2                                                                               28.81%
         Concentration Pool
              Series 1995-1                                                                                0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               na
              Series 1996-1                                                                               na
              Series 1996-2                                                                               na
         Concentration Pool
              Series 1995-1                                                                               na

Excess Transferor Percentage
         Regular Pool                                                                                      3.32%
         Concentration Pool                                                                              100.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                   As of last day of:
                                                                                                January , 1998
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Series 1994-1 Initial Principal Amount: Class A                                                 $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                  $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                              $33,304,100.92
Series 1994-1 Principal Distributed to Investors                                                          $0.00
Series 1994-1 Principal Funding Account Balance                                                           $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1994-1 Invested Amount                                                                   $299,695,899.08
Series 1994-1 outstanding Principal Balance                                                     $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                    $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1995-1 Principal Distributed to Investors                                                          $0.00
Series 1995-1 Principal Funding Account Balance                                                           $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1995-1 Invested Amount                                                                             $0.00
Series 1995-1 outstanding Principal Balance                                                               $0.00

Series 1996-1 Initial Funded Amount                                                              $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                               $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                    $0.00
Series 1996-1 Funded Amount                                                                      $50,000,000.00
Series 1996-1 Excess Funding Account Balance Available to Investors                               $6,908,377.59
Series 1996-1 Principal Distributed to Investors                                                          $0.00
Series 1996-1 Principal Funding Account Balance                                                           $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-1 Invested Amount                                                                    $43,091,622.41
Series 1996-1 outstanding Principal Balance                                                      $50,000,000.00

Series 1996-2 Initial Principal Amount: Class A                                                 $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                   $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                              $14,974,978.42
Series 1996-2 Principal Distributed to Investors                                                          $0.00
Series 1996-2 Principal Funding Account Balance                                                           $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-2 Invested Amount                                                                   $160,025,021.58
Series 1996-2 outstanding Principal Balance                                                     $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                As of:
                                                                                                January 31, 1998
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Series 1994-1: Class A                                                                                     1.00000000
Series 1994-1: Class B                                                                                     1.00000000
Series 1996-2: Class A                                                                                     1.00000000
Series 1996-2: Class B                                                                                     1.00000000
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POOL BALANCE:                                                                                   For Month of:
                                                                                                January , 1998
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Pool Balance, beginning of month
         Regular Pool                                                                           $607,375,088.10
         Concentration Pool                                                                      $43,132,512.34
              ==============================                                                    ===============
              Total Pool                                                                        $650,507,600.44

Pool Balance, end of month
         Regular Pool                                                                           $545,240,936.40
         Concentration Pool                                                                      $50,171,957.37
              ==============================                                                    ===============
              Total Pool                                                                        $595,412,893.77

Pool Balance, average
         Regular Pool                                                                           $551,205,401.38
         Concentration Pool                                                                      $47,371,122.92
              ==============================                                                    ===============
              Total Pool                                                                        $598,576,524.30
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REGULAR POOL DISTRIBUTIONS                                                                      As of:
                                                                                                February 25, 1998
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                              $1,532,578.77
              Series 1994-1: Class B                                                                 $79,620.80
              Series 1996-1                                                                         $243,815.00
              Series 1996-2: Class A                                                                $801,426.08
              Series 1996-2: Class B                                                                 $36,697.25

Regular Pool Transferors Interest                                                                   $158,443.48

Interest Shortfall
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Servicing Fee
              Series 1994-1                                                                         $277,500.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                         $145,833.33

Reserve Fund Deposit Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                              As of:
                                                                                                February 25, 1998
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Investor Default Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Carry Over Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Amount Distributed not including Excess Distribution to Transferor                                $3,275,914.71

Unreimbursed Charge-off Amounts                                                                           $0.00

Non-use Fee (Series 1996-1)                                                                               $0.00
Increased Cost Amounts (Series 1996-1)                                                                    $0.00

Previously waived servicing fee
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Excess Distributed to Transferor                                                                  $1,599,439.24

Total Distributed                                                                                 $4,875,353.95

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                       $4.83463333
              Series 1994-1 Class B                                                                       $4.97630000
              Series 1996-1                                                                               $4.87630000
              Series 1996-2 Class A                                                                       $4.78463333
              Series 1996-2 Class B                                                                       $4.89296667
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RESERVE FUNDS                                                                                   As of:
                                                                                                February 25, 1998
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Series 1994-1
              Balance                                                                             $1,665,000.00
              Deficiency Amount                                                                           $0.00

Series 1995-1
              Balance                                                                                     $0.00
              Deficiency Amount                                                                           $0.00

Series 1996-1
              Balance                                                                               $250,000.00
              Deficiency Amount                                                                           $0.00

Series 1996-2
              Balance                                                                               $875,000.00
              Deficiency Amount                                                                           $0.00
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CHARGE OFFS                                                                                     As of:
                                                                                                January 31, 1998
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Defaulted Receivables                                                                                     $0.00
Investor Default Amount                                                                                   $0.00
Deficiency Amount                                                                                         $0.00
Draw Amount                                                                                               $0.00
Investor Charge-Off's                                                                                     $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                        As of:
                                                                                                January 31, 1998
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Required Subordinated Amount
              Series 1994-1                                                                      $20,908,316.28
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                       $8,213,267.95

Available Subordinated Amount
              Series 1994-1                                                                      $20,908,316.28
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                       $8,213,267.95
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EXCESS RECEIVABLES                                                                              As of:
              To be used in the following month's computations.                                 January 31, 1998
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                     $107,358,351.13
              Finance Hold Receivables                                                            $6,189,530.51
              Auction Advantage Program                                                                   $0.00
              Delayed Payment Program                                                               $106,300.00
              Payment Agreements                                                                    $163,903.19

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                     $208,394,512.82
              Finance Hold Receivables                                                                    $0.00
              Auction Advantage Program                                                          $29,770,644.69
              Delayed Payment Program                                                            $11,908,257.88
              Payment Agreements                                                                    $500,000.00

Total unallocated Excess Receivables                                                              $6,189,530.51

Allocated Excess Receivables
              Series 1994-1                                                                       $3,703,186.67
              Series 1995-1                                                                          $46,072.66
              Series 1996-1                                                                         $523,184.47
              Series 1996-2                                                                       $1,917,086.71
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DELINQUENCIES                                                                                   As of:
                                                                                                January 31, 1998
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30 Day Delinquencies in excess of $1,000                                                                  $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                 As of:
                                                                                                January 31, 1998
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Series 1994-1
              outstanding Principal Balance                                                     $333,000,000.00
              Regular Pool Balance                                                              $545,240,936.40
              Subordination Percentage                                                                     5.50%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                59.67741935%
              Excess Funding Amount                                                              $33,304,100.92

Series 1995-1
              Outstanding Principal Balance                                                               $0.00
              Concentration Pool Balance                                                         $50,171,957.37
              Subordination Percentage                                                                     9.25%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                               100.000000%
              Excess Funding Amount                                                                       $0.00

Series 1996-1
              outstanding Principal Balance                                                      $50,000,000.00
              Regular Pool Balance                                                              $545,240,936.40
              Subordination Percentage                                                                    10.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                 8.96057348%
              Excess Funding Amount                                                               $6,908,377.59

Series 1996-2
              outstanding Principal Balance                                                     $175,000,000.00
              Regular Pool Balance                                                              $545,240,936.40
              Subordination Percentage                                                                     4.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                31.36200717%
              Excess Funding Amount                                                              $14,974,978.42
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ASSET COMPOSITION EVENTS:                                                                       For Month of:
                                                                                                January 26, 1998
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Total Pool: 2 month test (actual lowest mth less than test)                                                0.00%
              Test Value                                                                                  50.00%
              Event                                                                                     none

Total Pool: 12 month test                                                                                  0.00%
              Test Value                                                                                  25.00%
              Event                                                                                     none

Series 1995-1: 2 month test                                                                              n/a
              Test Value                                                                                 n/a
              Event                                                                                      n/a

Series 1995-1: 12 month test                                                                             n/a
              Test Value                                                                                 n/a
              Event                                                                                      n/a
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SERIES 1995-1 SUBORDINATION:                                                                    For Month of:
                                                                                                January , 1998
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                      46,072.66
              Class IV Receivables                                                                    39,416.68
              Unreviewed Receivables                                                              17,388,689.95
              Rejected Receivables                                                                         0.00

ISA Percentage
               Excess Receivables                                                                        100%
               Class IV Receivables                                                                       25%
               Unreviewed Receivables                                                                     25%
               Rejected Receivables                                                                      100%

Incremental Subordinated Amount: Total                                                             4,403,099.32

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                             0.00
              + Incremental Subordinated Amount                                                    4,403,099.32
                                                                                                   4,403,099.32

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                          2,930,547.76
               - Required Draw Amount (previous DD)                                                       $0.00
               - Reserve Fund w/d (on previous DD)                                                                       -
               + portion of Excess Interest to Transferor (previous DD)                               85,509.90
               - Incremental Subordination Amount (previous DD)                                   (2,930,547.76)
               + Incremental Subordination Amount (current DD)                                     4,403,099.32
               - Subord % of change in EFA (since previous DD)                                                           -
              Ending ASA:                                                                          4,403,099.32

(4) Reserve Fund Balance                                                                                                 -
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                        For Month of:
                                                                                                January , 1998
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(1) Available Subordinated Amount (ASA)                                                                  n/a
               Required Subordinated Amount (RSA)                                                        n/a
               Test Event: ASA less than  RSA                                                            n/a

(2) Servicer Default                                                                                    None

(3) Principal not Repaid by Expected Final Pmt Date                                                     None
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SERIES 1995-1 MEGADEALERSHIPS                                                                   For Month of:
                                                                                                January , 1998
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Dealership Groups in excess of 30% of Receivables: Group 82                                      $11,126,428.32
Test Value                                                                                        15,051,587.21
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SERIES 1995-1 DISTRIBUTIONS                                                                     As of
                                                                                                February 25, 1998
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Excess Transferor's Percentage x Interest Collections                                                319,495.81
Monthly Interest to Investors                                                                                            -
Interest Shortfall                                                                                                       -
Monthly Servicing Fee (1%)                                                                                               -
Reserve Fund Deposit Amount                                                                                              -
Investor Default Amount                                                                                                  -
Carry-Over Amount                                                                                                        -
Amount Distributed                                                                                                       -
Unreimbursed  Charge-off Amounts                                                                                         -
Previously waived Servicing Fee                                                                                          -
Excess Interest Distributed to Transferor                                                              3,202.82
              Total Distributed                                                                      322,698.63

Total Distributed to WOFCO                                                                           322,698.63

Charge-offs:
              Defaulted Receivables                                                                                      -
              Investor Default Amount                                                                                    -
              Deficiency Amount                                                                                          -
              Draw Amount                                                                                                -
              Investor Charge-Offs                                                                                       -
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